SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:

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                                              Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          NETWORK EVENT THEATER, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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

                           NETWORK EVENT THEATER, INC.
                                529 Fifth Avenue
                            New York, New York 10017

November 16, 1998

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Network Event Theater, Inc., a Delaware corporation (the "Company"), to be held on Thursday, December 17, 1998 at 10:30 a.m., Eastern Standard Time, at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York.

      At this meeting, you will be asked to consider and vote upon the election of six directors of the Company and the ratification of the appointment of Ernst & Young LLP as the Company's independent certified public accountants.

      YOUR VOTE IS IMPORTANT. The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and cordially invites you to attend the meeting in person. It is important in any event that your shares be represented and we ask that you sign, date and mail the enclosed proxy card in the envelope provided at your earliest convenience.

      We sincerely thank you for your support.

                                         Very truly yours,

                                         Harlan D. Peltz
                                         Chairman of the Board and
                                         Chief Executive Officer

                           NETWORK EVENT THEATER, INC.
                                529 Fifth Avenue
                            New York, New York 10017

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 17, 1998

                                   ----------

To the Stockholders of Network Event Theater, Inc.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Network Event Theater, Inc., a Delaware corporation (the "Company"), will be held on Thursday, December 17, 1998 at 10:30 a.m., Eastern Standard Time, at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York for the purposes of considering and voting upon the following matters, as more fully described in the attached Proxy Statement:

            1.  To elect six directors of the Company;

            2.  To   ratify  the  appointment  of  Ernst  &  Young  LLP  as  the independent certified public accountants of the Company; and

            3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on October 30, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                     By Order of the Board of Directors,

                                     Bruce L. Resnik
                                     Secretary

November 16, 1998

         YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT

      You are cordially invited to attend the meeting in person. Whether or not you expect to be present, please mark, date, sign and return the accompanying form of proxy in the envelope enclosed (to which no postage need be affixed if mailed in the United States) so that your vote can be recorded.

                           NETWORK EVENT THEATER, INC.
                                529 Fifth Avenue
                            New York, New York 10017

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 17, 1998

      This Proxy Statement is being furnished to the stockholders of Network Event Theater, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies, in the accompanying form, by the Company for use at the Annual Meeting of Stockholders to be held at 10:30 a.m., Eastern Standard Time, on Thursday, December 17, 1998 at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York and at any and all adjournments or postponements thereof.

      The stockholders of record at the close of business on October 30, 1998 will be entitled to receive notice of and to vote at the meeting and any adjournments or postponements thereof. As of October 30, 1998, there were issued and outstanding 11,353,546 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), the only class of voting securities outstanding. The stockholders of record will be entitled to one vote for each share of Common Stock registered in his or her name on the record date. A majority of all the outstanding shares of the Common Stock constitutes a quorum and is required to be present in person or by proxy to conduct business at the meeting.

      Stockholders may revoke the authority granted by their executed proxies at any time prior to their use by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. Solicitation of proxies will be made chiefly through the mails, but additional solicitation may be made by telephone or telegram by the officers or regular employees of the Company (who will not be specifically compensated for such services). The Company may also enlist the aid of brokerage houses or the Company's transfer agent in soliciting proxies, and the Company will reimburse them for their reasonable expenses. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company. This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about November 16, 1998.

      Shares of the Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote all proxies received by them in favor of the six nominees named herein for election as directors and in favor of the ratification of the appointment of Ernst & Young LLP as the independent certified public accountants of the Company. The Board of Directors does not know of any other matters that may be presented for consideration at the meeting. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

      If a quorum is present at the meeting, those nominees receiving a plurality of the votes cast will be elected as directors. The affirmative vote of the holders of a majority in voting power of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the appointment of Ernst & Young LLP as the independent certified public accountants of the Company. Abstentions from voting on a proposal will have the effect of a "no" vote. Broker non-votes are not considered shares present, are not entitled to vote and therefore will not affect the outcome of the vote on a proposal.

                    BENEFICIAL OWNERSHIP OF VOTING SECURITIES

      The following table sets forth information regarding the beneficial ownership of the Common Stock as of October 30, 1998 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's executive officers and directors and
(iii) all executive officers and directors of the Company as a group.

                                                         Amount and
                                                    Nature of Beneficial      Percentage of
Name and Address of Beneficial Owner(1)                 Ownership(2)       Outstanding Shares
------------------------------------                --------------------   ------------------
Harlan D. Peltz ...................................      2,392,813(3)            21.1%
George Lindemann ..................................        630,757(4)             5.6
   c/o Cellular Dynamics, Inc.
   767 Fifth Avenue
   New York, New York 10153
Freddie Fields ....................................        312,280(5)             2.7
   c/o The Fields & Hellman Company
   8899 Beverly Boulevard
   Los Angeles, California 90048
Don Leeds .........................................        437,713(6)             3.7
Metin Negrin ......................................         70,535                  *
Bruce L. Resnik ...................................         33,333(7)               *
Jan Miller ........................................          2,000                  *
Howard Klein ......................................        128,500(8)             1.1
All executive officers and directors
   as a group (8 individuals) .....................      4,007,931               34.1
Warburg, Pincus Counsellors, Inc. .................      1,904,762               16.8
   466 Lexington Avenue
   New York, New York 10017
A. Alfred Taubman .................................        764,111(9)             6.7
   200 East Long Lake Road
   Bloomfield Hills, Michigan 48304
John Hancock Advisers, Inc. .......................        782,300                6.9
   c/o John Hancock Mutal Life Insurance Company
   John Hancock Place
   Post Office Box 111
   Boston, MA 02117
The Dreyfus Corporation ...........................        630,900                5.6
   c/o Mellon Bank Corporation
   One Mellon Bank Center
   Pittsburgh, PA 15258

----------

*    Less than 1% of the outstanding Common Stock.
1) Unless otherwise indicated, the address of each beneficial owner identified is 529 Fifth Avenue, New York, New York 10017.
(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that convertible securities, options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date of this Proxy Statement have been exercised.
(3) Includes 63,544 shares owned by Universal Access Network, Inc., a Delaware corporation wholly owned by Mr. Peltz.
(4) All shares owned by Activated Communications, L.P. ("ACLP"), which is wholly owned, directly or indirectly, by Mr. Lindemann and his family members. Mr. Lindemann is the President, and he and his family members are the sole shareholders, of the general partner of ACLP.
(5) Includes 276,280 shares issuable upon exercise of options owned by a family trust of which Mr. Fields is a trustee.
(6) Includes 376,000 shares issuable upon exercise of options granted under the Company's 1996 Employee Stock Option Plan and by Harlan D. Peltz.
(7) Shares issuable upon exercise of options granted under the Company's 1996 Employee Stock Option Plan.
(8) Includes 122,500 shares Mr. Klein owns jointly with his wife and 6,000 shares held in a retirement plan with his partners.
(9)  Shares owned as trustee of The A. Alfred Taubman Restated Revocable Trust.

     Harlan D. Peltz may be deemed a "promoter" of the Company, as such term is defined in the Securities Act of 1933, as amended.

                        PROPOSAL I: ELECTION OF DIRECTORS

      The Board of Directors of the Company currently consists of seven directors, all with terms expiring at the Annual Meeting of Stockholders. By unanimous written consent on November 13, 1998, the Board of Directors reduced the number of directors of the Company to six, effective as of the date of the Annual Meeting of Stockholders, and nominated six of the current directors, Harlan D. Peltz, Don Leeds, Freddie Fields, Howard Klein, Metin Negrin and George Lindemann, for re-election with terms to expire at the next annual meeting of stockholders. The Board did not nominate Jan Miller for re-election.

      It is the intention of each of the persons named in the accompanying form of proxy to vote the shares represented thereby in favor of each of the six nominees. In case any of the nominees is unable or declines to serve, such persons named in the accompanying form of proxy reserve the right to vote the shares represented by such proxy for another person duly nominated by the Board of Directors in his stead or, if no other person is nominated, to vote such shares only for the remaining nominee(s). The Board of Directors has no reason to believe that any person named will be unable or will decline to serve.

                                   MANAGEMENT

Directors and Executive Officers

      The directors and executive officers of the Company are as follows:

Name                 Age    Position
-----               ----    -------
Harlan D. Peltz ...  33     Chairman of the Board and Chief Executive Officer
Don Leeds .........  47     President and Director
Bruce L. Resnik ...  52     Executive Vice President, Chief Financial Officer
                            and Secretary
Freddie Fields ....  75     Director
Jan Miller ........  51     Director
Metin Negrin ......  32     Director
George Lindemann ..  62     Director
Howard Klein ......  41     Director

      Harlan D. Peltz has been Chairman of the Board and Chief Executive Officer of the Company since its incorporation in December 1995. From August 1993 to December 1995, Mr. Peltz was the President of Universal Access Network, Inc., the general partner of Universal Access Network, LP, the predecessor of the Company. From September 1991 to July 1993, Mr. Peltz was an associate at Veronis, Suhler & Associates Inc., an investment banking firm specializing in the media industry. From July 1990 to May 1991, Mr. Peltz worked for Home Box Office in the area of international business development in Eastern Europe and South America.

      Don Leeds has been a director of the Company since December 1995. He was elected Executive Vice President-Strategic Planning and Business Development of the Company in June 1996 and then President in September 1996. From 1989 to June 1996, Mr. Leeds was a Managing Director at Veronis, Suhler & Associates Inc.

      Bruce L. Resnik has been Executive Vice President, Chief Financial Officer and Secretary of the Company since October 1996. From August 1992 to September 1996, Mr. Resnik was the Director of Finance of the International Division of Grey Advertising.

      Freddie Fields has been a director of the Company since February 1996 and a consultant to the Company since January 1995. Since September 1993, Mr. Fields has been the Chairman of The Fields & Hellman Company, a motion picture and television production company. Mr. Fields was also the Executive Producer of "The Montel Williams Show." In 1990, Mr. Fields produced the motion picture "Glory." Mr. Fields has also served as the President and Chief Executive Officer of the talent agency, Creative Management Associates (now known as International Creative Management, Inc.), and as the President of the Metro Goldwyn Mayer and United Artists motion picture studios. Mr. Fields is a member of the Board of Directors of The Sports and Entertainment Commission of the City of Los Angeles.

      Jan Miller has been a director of the Company since February 1996. Since January 1980, Ms. Miller has been the President and Chief Executive Officer of Dupree, Miller & Associates, a literary agency whose clients include Anthony Robbins, Stephen Covey, Les Brown and Maria Shriver.

      Metin Negrin has been a director of the Company since December 1995. Since August 1993, Mr. Negrin has been the Chief Operating Officer and a Managing Director of The Athena Group, a real estate investment firm. From July 1990 to July 1993, Mr. Negrin was an associate in the New York office of LaSalle Partners, a Chicago-based real estate investment firm.

      George Lindemann has been a director of the Company since August 1996. Since February 1990, Mr. Lindemann has been the Chairman and Chief Executive Officer of Southern Union Company, one of the largest natural gas distributors in the United States, and since May 1982, has been the President of Cellular Dynamics, Inc., the general partner of Activated Communications, L.P., a diversified communications firm. Mr. Lindemann founded Metro Mobile CTS, Inc., a cellular telephone company, in 1982 and served as its

Chairman and Chief Executive Officer until it merged with Bell Atlantic Corporation in 1992. Mr. Lindemann also served as President of Vision Cable Communications, a pioneer in the cable television industry, from 1972-1981.

      Howard Klein has been a director of the Company since June 1998. Mr. Klein is a founding partner of 3 Arts Entertainment, one of the leading management/production firms in the entertainment industry. Representing some of the world's most recognizable talent in the areas of film and television, Mr. Klein is personally responsible for guiding the careers of many writers, directors and performers.

      All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Directors receive no cash compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings. Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors, subject to the provisions of certain employment agreements.

      The Company has obtained key man life insurance on the life of Mr. Peltz in the amount of $2 million.

      In connection with the Company's initial public offering on April 9, 1996 (the "Offering"), the Company agreed, for a period of three years following the date of the offering, if so requested by Whale Securities Co., L.P., the underwriter of the Offering (the "Underwriter"), to nominate and use its best efforts to elect a designee of the Underwriter as a director of the Company or, at the Underwriter's option, as a non-voting advisor to the Company's Board of Directors. The Underwriter has not yet exercised its right to designate such a person.

Board and Committee Meetings

      During the fiscal year ended June 30, 1998, the Board of Directors held four meetings and acted by unanimous written consent several times. Each member of the Board attended at least 75% of the meetings of the Board and meetings of any committees of the Board on which he served that were held during the time he served.

      The Audit Committee of the Board of Directors, which consists of a majority of independent directors, makes recommendations concerning the engagement of the Company's independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees of the independent public accountants, reviews the adequacy of the Company's internal accounting controls, and reviews all related party transactions on an ongoing basis for potential conflict of interest situations. The members of the Audit Committee are George Lindemann and Metin Negrin. The Audit Committee did hold any meetings in the fiscal year ended June 30, 1998.

      The Stock Option Committee is made up of a majority of directors who, to the extent legally required, qualify as "outside directors" under Section 162(m) of the Internal Revenue Code of 1986, as amended, and as "non-employee directors" under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Stock Option Committee administers the Company's two stock-based stock option plans. The members of the Stock Option Committee are Harlan D. Peltz, Metin Negrin and Jan Miller. The Stock Option Committee did not meet in the fiscal year ended June 30, 1998 but acted several times by written consent.

      The Board of Directors does not have a Nominating Committee or a Compensation Committee.

Vote Required

      The Board of Directors recommends that holders of the Common Stock vote FOR the six nominees listed above. Their election will require a plurality of the votes cast by holders of the Common Stock present in person or represented by proxy and entitled to vote.

Section 16(a) Beneficial Ownership Reporting Compliance

      Based solely on a review of the reports and representations furnished to the Company during the last fiscal year, the Company believes that each of the persons required to file reports under Section 16(a) of the Exchange Act was in compliance with all applicable filing requirements with respect to the Company's most recent fiscal year, except that Bruce L. Resnik failed to file one report with respect to the option grant described under the caption "Stock Options" and Howard Klein failed to file a report upon his election as a director of the Company.

Executive Compensation

      The following table sets forth certain information for each of the Company's three fiscal years ended June 30, 1996, 1997 and 1998 with respect to compensation paid to Harlan D. Peltz, the Company's Chief Executive Officer, Don Leeds, the Company's President, Bruce L. Resnik, the Company's Executive Vice President and Chief Financial Officer, and Lawrence Kieves, the Company's former President. No other executive officer received compensation in any of those fiscal years that exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                   Annual Compensation        Securities
                                                  ----------------------      Underlying     All Other
Name and Principal Position          Fiscal Year  Salary($)     Bonus($)        Options   Compensation($)
-------------------------             ---------   --------       -------       --------   ---------------
Harlan D. Peltz ....................     1998       112,500       50,000(a)        --            162(b)
  Chief Executive Officer                1997       112,500       40,000(a)        --           --
                                         1996       112,500         --             --           --
Don Leeds ..........................     1998       200,000       40,000(a)        --          1,722(b)
  President                              1997       197,000       30,000(a)        --         50,000(c)
                                         1996          --           --          376,000         --
Lawrence Kieves ....................     1998          --           --             --           --
  Former President                       1997        56,250         --             --           --
                                         1998       112,500         --             --           --
Bruce L. Resnik ....................     1998       175,000       50,000(a)     100,000        7,371(b)
  Executive Vice President -             1997       129,230       25,000(a)      50,000         --
  Chief Financial Officer                1996          --           --             --           --


----------

(a) Discretionary bonuses paid pursuant to each executive officer's employment agreement with the Company and approved by the Board of Directors.
(b)   Additional disability insurance and annual life insurance premiums.
(c) Additional compensation in connection with the acquisition of American Passage Media, Inc.

      None of the executive officers of the Company named in the Summary Compensation Table received any long-term compensation awards or payouts during the Company's last three fiscal years.

Stock Options

      During the fiscal year ended June 30, 1998, the Company granted Mr. Resnik an option under the Company's 1997 Employee Stock Option Plan to purchase, at a price of $4.69 per share, up to 33,333 shares of Common Stock on and after January 6, 1999, up to an additional 33,333 shares of Common Stock on and after January 6, 2000 and up to an additional 33,334 shares of Common Stock on and after January 6, 2001. The option expires in fiscal 2008.

      None of the executive officers of the Company named in the Summary Compensation Table exercised any options during the fiscal year ended June 30, 1998.

Employment Agreements

      On April 2, 1996, the Company entered into a three-year employment agreement with Harlan D. Peltz, its Chairman of the Board and Chief Executive Officer. The agreement requires Mr. Peltz to devote substantially all of his business time to the management and operations of the Company and provides for a base annual salary of $110,000 during the term of the agreement, subject to increase as determined by the Board of Directors. Mr. Peltz also may be granted annual bonuses at the discretion of the Board of Directors. The agreement provides that if Mr. Peltz is terminated without cause, he will continue to receive the base salary during the remainder of the contract term. The agreement also provides that the Company will continue to pay the base salary to Mr. Peltz or his legal representative in the event of his termination due to disability or death, for a period ending on the earlier of the one-year anniversary of such termination or the end of the employment term. The agreement contains provisions prohibiting Mr. Peltz from competing with the Company during the term of employment and for a period of one year thereafter.

      On June 17, 1996, the Company entered into a three-year employment agreement with Don Leeds to serve as its Executive Vice President-Strategic Planning and Business Development. (Mr. Leeds was elected President in September 1996.) The agreement requires Mr. Leeds to devote substantially all of his business time to the management and operations of the Company and provides for a base annual salary of $200,000 during the term of the agreement, subject to increase as determined by the Board of Directors. Mr. Leeds may also be granted annual bonuses at the discretion of the Board of Directors. The agreement requires the Company to provide and maintain certain insurance benefits for Mr. Leeds. The agreement provides that in the event of Mr. Leeds' termination due to disability or death, the Company will continue to pay the base salary to him or his estate for a period ending on the earlier of the one-year anniversary of such termination or the end of the contract term. The agreement also provides that Mr. Leeds may terminate his employment for Good Reason (as defined), in which event he will be entitled to receive his base salary for the remainder of the contract term. The agreement contains provisions prohibiting Mr. Leeds from competing with the Company during the term of employment and, upon the satisfaction of certain conditions, for a period of one year thereafter. In connection with his employment by the Company, Mr. Leeds also received a $50,000 fee for consulting services he rendered to the Company prior to his employment and options from the Company and Harlan D. Peltz.

      On September 26, 1996, the Company entered into a three-year employment agreement with Bruce L. Resnik to serve as its Executive Vice President-Chief Financial Officer. The agreement provides for a base annual salary of $175,000 during the term of the agreement, subject to increase as determined by the Board of Directors. Mr. Resnik may also be granted annual bonuses at the discretion of the Board of Directors. The agreement provides that in the event of Mr. Resnik's termination due to disability or death, the Company will continue to pay the base salary to him or his estate for a period ending on the earlier of the six-month anniversary of such termination or the end of the contract term. The agreement contains provisions prohibiting Mr. Resnik from competing with the Company during the term of employment and for a period of one year thereafter. In connection with his hiring, Mr. Resnik was granted an option pursuant to the Company's 1996 Employee Stock Option Plan to purchase up to 50,000 shares of the Common Stock at the fair market value of the stock on the date of grant.

Certain Transactions

      In connection with the Company's hiring of Don Leeds as Executive Vice President in June 1996, the Company granted Mr. Leeds an option under the Company's 1996 Employee Stock Option Plan to purchase, at a price of $3.875 per share, up to 66,666 shares of Common Stock immediately, up to an additional 66,667 shares of Common Stock on and after June 17, 1997, and up to an additional 66,667 shares of Common Stock on and after June 17, 1998. In addition, Harlan D. Peltz granted to Mr. Leeds an option to purchase up to 176,000 shares of his Common Stock at the same price and in equal proportions over the same vesting periods.

      In connection with the Company's hiring of Bruce L. Resnik as Executive Vice President and Chief Financial Officer in October 1996, the Company granted Mr. Resnik an option under the Company's 1996 Employee Stock Option Plan to purchase, at a price of $3.44 per share, up to 16,666 shares of Common Stock on and after October 7, 1997, up to an additional 16,667 shares of Common Stock on and after October 7, 1998, and up to an additional 16,667 shares of Common Stock on and after October 7, 1999.

      Effective January 1995, the Company entered into a consulting agreement with The Fields & Hellman Company ("F&H"), a corporation owned by Freddie Fields and Jerome Hellman. In December 1995, the Company and F&H amended and restated the consulting agreement entitling F&H to receive, among other things, annual consulting fees of $450,000, $550,000 and $275,000 in 1996, 1997 and 1998,
respectively, annual overhead expense reimbursements (primarily relating to the Company's office in Los Angeles, California) of $262,500, $275,625 and $137,813 in 1996, 1997 and 1998, respectively, and 10% of the Company's pre-tax income through 1999. The Company also granted F&H an option to purchase 552,560 shares of Common Stock at an exercise price of $1.58 per share, which option was assigned 50% to each of Jerome Hellman, personally, and a family trust of which Freddie Fields is a trustee. For the year ended December 31, 1995, the Company paid consulting fees of $300,000 and overhead expenses of $250,000 under such agreement.

      On May 20, 1997, the Company entered into a revised agreement with F&H. The revised agreement relieved Messrs. Fields and Hellman of their obligation to devote a substantial portion of their business time to the Company, but provided that each would continue to be available to perform consulting services for the Company and that Mr. Fields would continue to serve as a director of the Company at his election. The revised agreement further provided that the Company would continue to pay F&H the monthly consulting fees and expense reimbursements provided for in the original agreement (totaling $412,812 for the period from July 1, 1997 through December 31, 1997), but that the Company could at any time elect to pay 50% of the remaining balance in a single cash payment and 50% by issuing to Messrs. Fields and Hellman registered shares of Common Stock. The revised agreement terminated December 31, 1997.

        PROPOSAL II: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has appointed Ernst & Young LLP, independent certified public accountants, to audit the books and records of the Company for the current fiscal year. The affirmative vote of the holders of a majority in voting power of the shares of the Common Stock present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the appointment of Ernst & Young LLP as independent certified public accountants of the Company.

      The Board of Directors recommends that the stockholders of the Company vote FOR the proposal to ratify such appointment.

      Representatives of Ernst & Young LLP are expected to be available at the meeting of stockholders to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

                                  OTHER MATTERS

      The Company's Board of Directors does not know of any other matters that may be brought before the meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                                  MISCELLANEOUS

      It is important that proxies be returned promptly. Stockholders who do not expect to attend the meeting in person are urged to mark, sign and date the accompanying proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the next Annual Meeting of Stockholders of the Company must be received by the Company by June 30, 1999 in order to be considered for inclusion in the Company's proxy statement relating to such meeting.

                                      By Order of the Board of Directors,
                                      Bruce L. Resnik
                                                             Secretary

New York, New York
November 16, 1998

                           NETWORK EVENT THEATER, INC.
                                529 Fifth Avenue
                            New York, New York 10017

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Harlan D. Peltz, Don Leeds and Bruce L. Resnik, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Network Event Theater, Inc. (the "Company") held of record by the undersigned on October 30, 1998 at the Annual Meeting of Stockholders to be held on December 17, 1998 or any adjournments or postponements thereof.

1.  ELECTION OF SIX DIRECTORS

    Nominees: Harlan D. Peltz, Don Leeds, Freddie Fields, Howard Klein, Metin Negrin and George Lindemann

    STOCKHOLDERS MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY DRAWING A LINE THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE. ANY PROXY EXECUTED IN SUCH MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE SHALL BE DEEMED TO GRANT SUCH AUTHORITY.

    [ ]  GRANT authority to vote        [ ]  WITHHOLD authority to vote
         for the six nominees                for the six nominees

2. Ratification of the appointment of Ernst & Young LLP as the independent certified public accountants of the Company.

    [ ]  FOR                     [ ]  AGAINST               [ ]  ABSTAIN

3. Authority to vote in their discretion on such other business as may properly come before the meeting.

    [ ]  FOR                     [ ]  AGAINST               [ ]  ABSTAIN

                         (Continued on the reverse side)

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for each of the proposals named above.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                            Dated:________________________, 1998

                                            ____________________________________
                                                        (Signature)

                                            ____________________________________
                                                 (Signature if held jointly)

                                            ____________________________________
                                                    (Title if applicable)

                                            Please sign  exactly as name appears
                                            hereon.  When  shares  are  held  by
                                            joint  tenants,  both  should  sign.
                                            When signing as attorney,  executor,
                                            administrator,  trustee or guardian,
                                            please give full title as such. If a
                                            corporation,  please  sign  in  full
                                            corporate name by president or other
                                            authorized     officer.     If     a
                                            partnership,    please    sign    in
                                            partnership   name   by   authorized
                                            person.